                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
       Date of Report (Date of earliest event reported) June 29, 1999

                             CMS ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     1-9513                  38-2726431
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

                       Fairlane Plaza South, Suite 1100,
                             330 Town Center Drive,
                            Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code (313) 436-9261

                                      N/A
         (Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
         (c)  Exhibits

              The following exhibits are filed with reference to the Registra-tion Statement on Form S-3 (Registration Nos. 333-68937, 333-68937 -01 and 333-68937-02) of CMS Energy Corporation, CMS Energy Trust II and CMS Energy Trust III:

              1(c) Form of Underwriting Agreement among CMS Energy Corpora-tion, Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC with respect to the Units.

              4(t) Form of Master Unit Agreement between CMS Energy Corpo-ration and The Bank of New York, as Unit Agent.

              4(t)(1) Form of Normal Unit Certificate (included as Exhibit A to
                      Exhibit 4(t)).

              4(t)(2) Form of Stripped Unit Certificate (included as Exhibit B to Exhibit 4(t)).

              4(u) Form of Pledge Agreement among CMS Energy Corporation, The Bank of New York, as Unit Agent, and The Chase Manhattan Bank, as Collateral Agent.

              4(v) Form of Call Option Agreement between Donaldson, Lufkin & Jenrette Securities Corporation and The Bank of New York, as Unit Agent and as Attorney-In-Fact .

              The following exhibit is filed in connection with an issuance of trust preferred securities by CMS RHINOS Trust and execution of a forward underwriting contract by CMS Energy Corporation:

              99(a) Summary of Principal Terms of Redeemable Hybrid Income Overnight Shares (RHINOS) Transaction which closed June 10, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CMS ENERGY CORPORATION
Date: June 29, 1999                 By: /s/ Thomas A. McNish
                                       ------------------------------------

                                       Name:  Thomas A. McNish
                                       Title: Vice President and Secretary

                               INDEX TO EXHIBITS


Exhibit No.             Description
-----------             -----------

  1(c) Form of Underwriting Agreement among CMS Energy Corpora-tion, Salomon Smith Barney Inc., Donaldson, Lufkin &
                   Jenrette Securities Corporation and Banc of America
                   Securities LLC with respect to the Units.

  4(t) Form of Master Unit Agreement between CMS Energy Corpo-ration and The Bank of New York, as Unit Agent.

  4(t)(1)          Form of Normal Units Certificate (included as Exhibit A to
                   Exhibit 4(t)).

  4(t)(2)          Form of Stripped Units Certificate (included as Exhibit B to
                   Exhibit 4(t)).

  4(u)             Form of Pledge Agreement among CMS Energy Corporation, The
                   Bank of New York, as Unit Agent, and The Chase Manhattan
                   Bank, as Collateral Agent.

  4(v)             Form of Call Option Agreement between Donaldson, Lufkin &
                   Jenrette Securities Corporation and The Bank of New York, as
                   Unit Agent and as Attorney-In-Fact.

  99(a)            Summary of Principal Terms of Redeemable Hybrid Income
                   Overnight Shares (RHINOS) Transaction which closed June 10,
                   1999